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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 27, 2005


                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                    001-16393                   74-2126120
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)

              2101 CITYWEST BLVD.
                 HOUSTON, TEXAS                     77042-2827
  (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (713) 918-8800



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

On May 27, 2005, the Board of Directors (the "Board") of BMC Software, Inc. (the "Company") approved the Compensation Committee's recommendations regarding executive compensation for the Company's CEO and senior executive officers for fiscal 2006. The Compensation Committee set 2006 annual base salaries for Robert
E. Beauchamp, Dan Barnea, Cosmo Santullo, George Harrington, and Jerome Adams, each of whom is a Company named executive officer for 2005, at the same levels as 2005, or $700,000, $425,000, $425,000, $400,000 and $400,000, respectively.

The Compensation Committee also approved the annual incentive compensation plan pursuant to the Company's Short-Term Incentive Performance Award Program, a copy of which has previously been filed by the Company and is incorporated herein by reference. The Compensation Committee established target annual incentives as a percentage of base salary for each of Messrs. Beauchamp, Barnea, Santullo, Harrington and Adams at 150%, 125%, 150%, 100% and 100%, respectively, such amounts being unchanged from fiscal 2005. For fiscal 2006, the annual incentive compensation plan has three components. The first component is a quarterly incentive based on achieving certain earnings per share ("EPS") targets. An aggregate of 25% of the annual target incentive, or 6.25% per quarter, is based on the quarterly EPS targets. The second component is an annual incentive based on achieving an annual EPS target, and 25% of the annual target incentive is based on the annual EPS target. The third component, or 50% of the annual target incentive, is based on achieving an annual corporate operating margin target. The targets have all been set and approved by the Compensation Committee and the Board. With respect to the annual EPS target and corporate operating margin target, no bonuses will be paid if the Company does not achieve a total revenue goal set by the Compensation Committee and approved by the Board and the actual bonus payments under such awards may be less than or greater than the target amounts depending on whether and the extent to which the goals upon which such bonuses are based are achieved.

The Compensation Committee also approved a three-year measurement period under the Company's Long-Term Incentive Performance Award Program ("LTIP"), a copy of which has previously been filed by the Company and is incorporated herein by reference. Messrs. Beauchamp, Barnea, Santullo, Harrington and Adams are eligible to participate with target LTIP award amounts of $1,400,000, $500,000, $500,000, $300,000 and $300,000, respectively.

The Compensation Committee also awarded options to purchase shares of Company stock to each of Messrs. Barnea, Santullo, Harrington and Adams as follows:
175,000 shares, 250,000 shares, 250,000 shares and 175,000 shares, respectively. Such options will vest 6.25% per quarter over the next four years. Mr. Beauchamp was not awarded any options by the Compensation Committee.

ITEM 9.01. Financial Statements and Exhibits



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10.10 BMC Software, Inc. Short-Term Incentive Performance Award Program (as
amended and restated); incorporated by reference to Exhibit 10.10 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

10.11 BMC Software, Inc. Long-Term Incentive Performance Award Program; incorporated by reference to Exhibit 10.11 to the Company's Annual Report on Form 10-K for the year ended March 31, 2003.



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2005

                                   BMC SOFTWARE, INC.


                                   By: /s/ ROBERT H. WHILDEN, JR.
                                      --------------------------------
                                      Robert H. Whilden, Jr.
                                      Senior Vice President, General
                                      Counsel and Secretary



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